Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-38196) of Imation Corp. of our report dated June 11, 2004 related to the financial statements, which appears in this Form 11-K.

/s/PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
June 28, 2004

16